UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2018

VISTRA ENERGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-38086	36-4833255
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 Sierra Drive Irving, TX		75039
(Address of principal executive offices)		(Zip Code)

(214) 812-4600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

On December 22, 2017, President Trump signed into law the Tax Cuts and Jobs Act (the “TCJA”), which, among other things, reduces the corporate income tax rate from 35 percent to 21 percent beginning January 1, 2018. Though Vistra Energy Corp. (the “Company”) is still evaluating the provisions and impacts of the TCJA, the Company has conducted a preliminary analysis of the impacts of the TCJA on its projected federal income tax liability and payments under the Tax Receivable Agreement, dated as of October 3, 2016 (“TRA”), entered into by and between the Company and American Stock Transfer & Trust Company, LLC, as transfer agent, for the period from 2018 through 2022, pro forma for the Company’s anticipated merger (the “Merger”) with Dynegy Inc. (“Dynegy”).

As previously disclosed, the Company’s management had prepared projections (the “Projections”) in connection with its evaluation of the Merger with Dynegy that estimated, on a pro forma basis, that the Company would pay cash taxes and TRA payments of approximately $14 million in 2018, $346 million in 2019 and increasing to approximately $415 million in 2022.

The table below shows the estimated federal cash tax and TRA payments for the period from 2018 through 2022, using the previously disclosed amounts set forth in the Projections as a basis, after taking into account: (i) certain aspects of the TCJA, with the impacts resulting primarily from the corporate tax rate reduction and the modifications to interest deductibility and (ii) certain updates made by Company’s management, in light of the TCJA, to the calculation of the previously disclosed estimates to more accurately reflect the amount and timing of cash outflows for federal income taxes and TRA payments.

(in millions)	2018	2019	2020	2021	2022
Previously Disclosed Cash Tax & TRA Payments	$(14)	$(346)	$(346)	$(391)	$(415)
Estimated TCJA Cash Tax & TRA Payments	$(5)	$(81)	$(107)	$(195)	$(239)
Cash Tax & TRA Payment Reductions	$9	$265	$239	$196	$176

Further, the Company projects that the gross notional value of TRA payments (over the life of the instrument) are expected to be reduced from approximately $2.1 billion to approximately $1.2 billion. Additionally, the Company believes the projected benefits resulting from the TCJA should further support the Company’s capital allocation priorities including debt reduction, strategic growth, return of capital to shareholders and rewarding employees for strong performance.

The above estimates: (i) do not constitute an update or reaffirmation of the Projections and do not reflect updated estimates of Adjusted EBITDA, Adjusted Free Cash Flow or any other amount contained in the Projections; (ii) were prepared by the Company solely to illustrate the magnitude of the potential impact the TCJA may have on the Company’s federal cash taxes and TRA payments in the future; (iii) are preliminary and were based on numerous variables and assumptions that are inherently uncertain and are beyond the control of the Company and its management, including future guidance on provisions of the TCJA that could be issued by the United States Internal Revenue Service; and (iv) may not reflect all aspects of the TCJA that could ultimately be relevant or have material impacts to such estimates. As a result, investors are cautioned not to place undue reliance on such estimates and that such estimates should be considered preliminary. Future estimates and actual results for federal tax payments and payments under the TRA are subject to change, which could be materially different from the estimates set forth above. This information is not being included to influence the voting decision of any Company stockholder or Dynegy stockholder.

The Projections and the information contained herein (the “Prospective Information”) were not prepared with a view toward public disclosure, nor were they prepared with a view toward compliance with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information. The disclosure of the Prospective Information should not be regarded as an indication that such information is predictive of actual future events or results and such information should not be relied upon as such. The Prospective Information has been prepared by, and is the responsibility of, the Company’s management. Neither the Company’s independent auditors, nor any other independent accountants, examined, or performed any procedures with respect to the Prospective Information, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the Prospective Information. The Prospective Information reflects numerous variables, expectations and assumptions available at the time they were prepared as to certain business decisions that are subject to change. As a result, actual results may differ materially from those contained in the Prospective Information. Accordingly, there can be no assurance that the projected results will be realized. Neither the Company, Dynegy nor their respective officers, directors, affiliates, advisors or other representatives can give you any assurance that actual results will not differ materially from the Prospective Information. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR OTHERWISE REVISE OR RECONCILE THE PROSPECTIVE INFORMATION TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE THE PROSPECTIVE INFORMATION WAS GENERATED OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE

ASSUMPTIONS UNDERLYING SUCH INFORMATION ARE SHOWN TO BE IN ERROR. SINCE THE PROSPECTIVE INFORMATION COVERS MULTIPLE YEARS, SUCH INFORMATION BY ITS NATURE BECOMES LESS PREDICTIVE WITH EACH SUCCESSIVE YEAR. The Company has not made and makes no representation to Dynegy or any Company stockholder or Dynegy stockholder concerning the Prospective Information or regarding the Company’s, Dynegy’s or the combined company’s ultimate performance compared to the Prospective Information or that the projected results will be achieved.

The information furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act unless specifically identified therein as being incorporated therein by reference.

Cautionary Note Regarding Forward-Looking Statements

The information presented herein includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which the Company and Dynegy operate and beliefs of and assumptions made by the Company’s management and Dynegy’s management, involve risks and uncertainties, which are difficult to predict and are not guarantees of future performances, that could significantly affect the financial results of the Company or Dynegy or the combined company. All statements, other than statements of historical facts, are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “shall,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would,” “guidance,” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. Readers are cautioned not to place undue reliance on forward-looking statements. Although the Company and Dynegy believe that in making any such forward-looking statement, the Company’s and Dynegy’s expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and risks that could cause results to differ materially from those projected in or implied by any such forward-looking statement, including but not limited to (i) the failure to consummate or delay in consummating the proposed transaction; (ii) the risk that a condition to closing of the proposed transaction may not be satisfied; (iii) the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated or that cause the parties to abandon the proposed transaction; (iv) the effect of the announcement of the proposed transaction on the Company’s and Dynegy’s relationships with their respective customers and their operating results and businesses generally (including the diversion of management time on transaction-related issues); (v) the risk that the credit ratings of the combined company or its subsidiaries are different from what the Company and Dynegy expect; (vi) adverse changes in general economic or market conditions (including changes in interest rates) or changes in political conditions or federal or state laws and regulations; (vii) the ability of the combined company to execute upon the strategic and performance initiatives contemplated herein (including the risk that the Company’s and Dynegy’s respective businesses will not be integrated successfully or that the cost savings, synergies and growth from the proposed transaction will not be fully realized or may take longer to realize than expected); (viii) there may be changes in the trading prices of the Company’s and Dynegy’s common stock prior to the closing of the proposed transaction; and (ix) those additional risks and factors discussed in reports filed with the SEC by the Company and Dynegy from time to time, including (a) the uncertainties and risks discussed in the sections entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the Company’s prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act on May 9, 2017 (as supplemented), and (b) the uncertainties and risks discussed in the sections entitled “Risk Factors” and “Forward-Looking Statements” in the Dynegy’s annual report on Form 10-K for the fiscal year ended December 31, 2016.

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, neither the Company nor Dynegy undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible to predict all of them; nor can the Company or Dynegy assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

Additional Information About the Transaction and Where to Find It

This communication relates to the proposed merger pursuant to the terms of the Merger Agreement. The proposed transaction will be submitted to the respective stockholders of Dynegy and the Company for their consideration. In connection with the proposed merger, the Company has filed with the SEC a draft registration statement on Form S-4 that includes a joint proxy statement of the Company and Dynegy that also constitutes a prospectus of the Company (the “joint proxy statement”), which joint proxy statement will be mailed or otherwise disseminated to the Company stockholders and Dynegy stockholders when it becomes available. The Company and Dynegy also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT

INFORMATION ABOUT THE COMPANY, DYNEGY, THE PROPOSED MERGER AND RELATED MATTERS. You may obtain a free copy of the joint proxy statement and other relevant documents (if and when they become available) filed by the Company and Dynegy with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the Company with the SEC will be available free of charge on the Company’s website at www.vistraenergy.com or by contacting Vistra Energy Investor Relations at 214-812-0046 or at investor@vistraenergy.com. Copies of the documents filed by Dynegy with the SEC will be available free of charge on Dynegy’s website at www.dynegy.com or by contacting Dynegy Investor Relations at (713) 507-6466 or at ir@dynegy.com.

Certain Information Regarding Participants in the Solicitation

The Company and Dynegy and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. You can find information about the Company’s directors and executive officers in the Company’s prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act on May 9, 2017 (as supplemented), and on its website at www.vistraenergy.com. You can find information about Dynegy’s directors and executive officers in its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on March 30, 2017, and on its website at www.dynegy.com. Additional information regarding the interests of such potential participants will be included in the joint proxy statement and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from the Company or Dynegy using the sources indicated above.

No Offer of Solicitation

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vistra Energy Corp.

Dated: January 17, 2018	/s/ Terry L. Nutt
	Name:	Terry L. Nutt
	Title:	Senior Vice President & Controller